Exhibit 10(a)79

                               FIRST AMENDMENT TO
                              THE SOUTHERN COMPANY
                                  PENSION PLAN

         WHEREAS, the Board of Directors of Southern Company Services, Inc. (the "Company") heretofore adopted The Southern Company Pension Plan, as amended and restated (the "Plan"), effective January 1, 1997; and

         WHEREAS, the Company wishes to amend the Plan to merge the Employees' Retirement Plan of Savannah Electric and Power Company as amended and restated effective January 1, 1997 and to make other miscellaneous and technical changes; and

         WHEREAS, the Company is authorized pursuant to Section 13.1 of the Plan to amend the Plan at any time.

         NOW, THEREFORE, effective January 1, 1998, the Company hereby amends the Plan as follows:

                                       1.

         Section 1.1 is amended by deleting it in its entirety and replacing it with the following:

                  "Accrued Retirement Income" means with respect to any Employee at any particular date, the Retirement Income, determined pursuant to Section 5.1 as may be modified by Article XV or XVII, commencing on his Normal Retirement Date which would be payable to such Employee in the form of a single life annuity on the basis of his Accredited Service to the date as of which the computation of Retirement Income is made.

                                       2.

         Section 1.16 is amended by adding to the end thereof the following:

                  Notwithstanding the preceding, "Employee" shall not mean any person who is classified by an Employing Company as an independent contractor or a temporary employee (unless such temporary employee is grandfathered pursuant to Section 2.6 of the Plan and 3.07 of the SEPCO Plan) regardless of whether such classification is in error.

                                       3.

         Section 4.2(e) is amended by deleting it in its entirety and replacing it with the following:

                  Notwithstanding the above, the maximum number of years of Accredited Service with respect to any Employee participating in the Plan shall not exceed forty-three (43), except with respect to Employees eligible under Section 15.1 whose Accredited Service shall not be limited to any maximum number where their benefit is calculated under Section 15.2.

                                       4.

         Section 4.4 shall be amended by adding the following new paragraph to the end thereof:

                           (f) Notwithstanding any other provisions of this
                  Section 4.4, any Employee who (1) has an initial date of disability on or after January 1, 1998, and (2) is not covered by the terms of a collective bargaining agreement or (3) is covered by the terms of a collective bargaining agreement but where the bargaining unit representative and an Employing Company have mutually agreed to this provision, shall be ineligible for a Disability Leave under this Section 4.4 or such Employee's Disability Leave shall terminate if the Employee has already become eligible if such Employee accepts a benefit under an Employing Company's "career transition plan" or such other severance plan or agreement where such other plan or agreement stipulates that the Employee is ineligible or ceases to be on Disability Leave under this Plan.

                                       5.

         The second paragraph of Section 5.2 is amended by deleting it in its entirety and replacing it with the following:

                           Any provisions of this Article V to the contrary
                  notwithstanding, Retirement Income determined in accordance with this Article V with respect to an Employee who retires on his Normal Retirement Date or Deferred Retirement Date shall not be less than the Retirement Income which would have been payable with respect to such Employee commencing on an earlier Retirement Date which would have resulted in the greatest Retirement Income if such Retirement Income had been payable in the same form as his Retirement Income commencing on his Normal Retirement Date or Deferred Retirement Date.

                                       6.

         Section 6.1(c)(1) is amended by deleting it in its entirety and replacing it with the following:

                           (1) Affiliated Employer contributions under Code
                  Section 402(g)(3) and any amount contributed by an Employing Company on behalf of an Employer under any Code Section 125 and 457 arrangement prior to January 1, 1998 which are not included in the Employee's gross income for the taxable year in which contributed or Affiliated Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                                       7.

         The first sentence of Section 8.4(a) is deleted in its entirety and replaced with the following:

                           (a) Notwithstanding any other provision of this Plan,
                  if the present value of Accrued Retirement Income of an Employee whose service terminates for any reason other than transfer to an Affiliated Employer or retirement under Article III is not more than $3,500 for distributions prior to January 1, 1998 or is not more than $5,000 for distributions on or after January 1, 1998 (or such greater amount as permitted by the regulations prescribed by the Secretary of the Treasury), the present value of the Employee's Accrued Retirement Income shall be paid in a lump sum, in cash, to such terminated Employee.

                                       8.

         Section 14.2 shall be amended to add to the end of the third paragraph thereof the following:

                  In addition, the Retirement Board and Trustee shall permit alienation, assignment or other attachment where otherwise permitted under Code Section 401(a)(13).

                                       9.

         Section 15.2(d) shall be deleted in its entirety and replaced with the following:

                           (a) Notwithstanding paragraphs (a) and (b) above,
                  Retirement Income determined with respect to an Employee who retires on his Normal Retirement Date or Deferred Retirement Date shall not be less than the Retirement Income which would have been payable with respect to such Employee commencing on his earlier Retirement Date had (1) the Employee retired on his earlier Retirement Date which would have resulted in the greatest Retirement Income and (2) such Retirement Income commencing on such earlier Retirement Date been payable in the same form as his Retirement Income commencing on his Normal Retirement Date or Deferred Retirement Date.

                                       10.

         Section 16.1 shall be deleted in its entirety and replaced with the following:

                                   Article XVI

                 Special Provisions Concerning Certain Employees
                            of Southern Energy, Inc.

                           16.1 Eligibility and Recognition of Service for
                  Former Employees.

                           (a) Former Scott Paper Company Employees. Effective
                  January 1, 1995, notwithstanding any other provision of the Plan to the contrary, with respect to a former, non-collective bargaining unit employee of Scott Paper Company who was employed by Southern Electric International, Inc. as of December 17, 1994 as set forth on Schedule 2.1 of the Employee Transition Agreement entered into by and among Mobile Energy Services Company, Inc., Southern Electric International, Inc. and Scott Paper Company (hereinafter referred to in this Section 16.1(a) as the "Scott Scheduled Employee"),

                                    (1) Such Scott Scheduled Employee shall be
                           eligible to participate in the Plan effective January 1, 1995.

                                    (2) Such Scott Scheduled Employee, if and
                           when he attains his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, or terminates service for any other reason subject to the requirements of Section 8.1 or 8.2, shall be entitled to receive Retirement Income based on both his Accredited Service with an Employing Company and the service accrued under the Scott Paper Company Pension Plan for Salaried Employees (the "Scott Salaried Plan") which shall be treated as if Accredited Service under this Plan. To calculate such Scott Scheduled Employee's Retirement Income, the Scott Scheduled Employee's Accrued Retirement Income, as determined in accordance with Section 5.1, shall first be reduced by the Employee's accrued benefit in the Scott Salaried Plan, determined as if he retired from Scott Paper Company at his normal retirement age, as that term is defined in the Scott Salaried Plan on December 17, 1994. Thereafter, such Employee's Retirement Income shall be subject to applicable reductions, if any, in accordance with
                           Article V, Section 8.1 and Section 8.2, as appropriate.

                                    (3) For purposes of calculating such Scott
                           Scheduled Employee's Social Security Offset under
                           Section 5.4, the Social Security Offset shall be determined by using the actual salary history of the Scott Scheduled Employee during his employment with any Affiliated Employer, and Scott Paper Company. If the actual salary history is not available from Scott Paper Company, such history shall be estimated in accordance with Section 5.4.

                                    (4) For vesting purposes, such Scott
                           Scheduled Employee shall be entitled to receive Vesting Years of Service as provided in Section 1.41 and, in addition, shall be entitled to vesting service equal to the sum of the years of vesting service accrued under each defined benefit pension plan maintained by Scott Paper Company in which such Scott Scheduled Employee participated.

                           (b) Former Commonwealth Edison of Indiana Employees.
                  Effective January 1, 1998, notwithstanding any other provision of the Plan to the contrary, with respect to a former employee of Commonwealth Edison of Indiana ("ComEd") who was employed by Southern Energy, Inc. as set forth on a schedule of employees acknowledged by the Retirement Board (hereinafter referred to in this Section 16.1(b) as "ComEd Scheduled Employee"),

                                    (1) Such ComEd Scheduled Employee shall be
                           eligible to participate in the Plan effective January 1, 1998.

                                    (2) Such ComEd Scheduled Employee, if and
                           when he attains his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, or terminates service for any other reason subject to the requirements of Section 8.1 or 8.2, shall be entitled to receive Retirement Income based on both his Accredited Service with an Employing Company and the service accrued under the Commonwealth Edison Company of Indiana Service Annuity System Plan (the "ComEd Plan") which shall be treated as if Accredited Service under this Plan. To calculate such ComEd Scheduled Employee's Retirement Income, the ComEd Scheduled Employee's Accrued Retirement Income, as determined in accordance with Section 5.1, shall first be reduced by the Employee's accrued benefit in the ComEd Plan, determined as if he retired from ComEd at his normal retirement age, as that term is defined in the ComEd Plan on December 31, 1997. Thereafter, such Employee's Retirement Income shall be subject to applicable reductions, if any, in accordance with Article V, Section 8.1 and Section 8.2, as appropriate.

                                    (3) For purposes of calculating such ComEd
                           Scheduled Employee's Social Security Offset under
                           Section 5.4, the Social Security Offset shall be determined by using the actual salary history of the ComEd Scheduled Employee during his employment with any Affiliated Employer, and ComEd. If the actual salary history is not available from ComEd, such history shall be estimated in accordance with Section 5.4.

                                    (4) For vesting purposes, such ComEd
                           Scheduled Employee shall be entitled to receive Vesting Years of Service as provided in Section 1.41 and, in addition, shall be entitled to vesting service equal to the sum of the years of vesting service accrued under the ComEd Plan.

                                                        11.

         The Plan shall be amended to add Article XVII as set forth below:

                                  Article XVII

                           17.1 Definition of Terms Used in this Article XVII
                  and the SEPCO Schedule.

                           (a) "SEPCO" shall mean Savannah Electric and Power
                  Company.

                           (b) "SEPCO Plan" shall mean the Employees' Retirement
                  Plan of Savannah Electric and Power Company, as amended and restated January 1, 1997.

                           (c) "SEPCO Schedule" shall mean the Schedule attached
                  to the Plan and made apart thereof containing the provisions of the SEPCO Plan as merged into the Plan effective January 1, 1998 which shall apply to SEPCO Employees and Covered SEPCO Employees.

                           (d) "SEPCO Employee" shall mean an Employee as
                  defined in the SEPCO Plan having an Hour of Service under the SEPCO Plan on or after January 1, 1997. This shall include persons represented by a collective bargaining agent where such agent and SEPCO have mutually agreed to participate in the Plan. This shall not include employees who are hired or rehired at SEPCO after December 31, 1997, rescind a waiver of participation under Section 3.8 of the SEPCO Plan or SEPCO Schedule on or after January 1, 1998 that was in effect on December 31, 1997, or are Covered SEPCO Employees.

                           (e) "Covered SEPCO Employee" shall mean an Employee
                  as defined in the SEPCO Plan having an Hour of Service under the Plan on or after January 1, 1998 who is represented by a collective bargaining agent where such agent and SEPCO have not mutually agreed to participate in the Plan but have agreed to participate in the SEPCO Schedule.

                           17.2 Covered SEPCO Employees. On and after January 1,
                  1998, Covered SEPCO Employees shall be subject to and receive an Allowance in accordance with the provisions set forth in the SEPCO Schedule.

                           17.3 SEPCO Employees Eligibility in the New Pension
                  Program

                           (a) The following SEPCO Employees shall be subject to
                  this Section 17.3 of the Plan:

                                    (1) SEPCO Employees who are actively
                           employed by SEPCO on January 1, 1997 but who will not attain their fortieth (40th) birthday on or before January 1, 2002, or

                                    (2) SEPCO Employees who are not members of
                           an eligible class of SEPCO Employees on or after January 1, 1997 and have not previously participated in the SEPCO Plan.

                           (b) The monthly Retirement Income payable as a single
                  life annuity to a SEPCO Employee (or his Provisional Payee) who retires from the service of SEPCO or another Employing Company at his Normal Retirement Date or Deferred Retirement Date (before adjustment for a Provisional Payee designation, if any) after January 1, 1997, subject to the limitations in
                  Article VI, shall be the greater of (1) and (2) below:

                                    (1) 1.0% of his Average Monthly Earnings
                           multiplied by his years (and fraction of a year) of Accredited Service, without application of the limitation described in Section 4.2(e), to his Normal Retirement Date or Deferred Retirement Date; or

                                    (2) $25 multiplied by his years (and
                           fraction of a year) of Accredited Service, without application of the limitation described in Section 4.2(e), to his Normal Retirement Date or Deferred Retirement Date.

                           (c) Notwithstanding paragraph (b) above, if the
                  Allowance of a SEPCO Employee determined under the SEPCO Schedule as of the earlier of his retirement or termination of employment with SEPCO or December 31, 2001 would be greater, such SEPCO Employee shall be entitled when eligible to receive payments such greater Allowance upon his retirement or termination of employment with SEPCO or another Employing Company.

                           (d) Notwithstanding paragraphs (b) and (c) above,
                  Retirement Income or Allowance, as the case may be, determined with respect to a SEPCO Employee under this Article XVII who retires on his Normal Retirement Date or Deferred Retirement Date shall not be less than the Retirement Income or Allowance which would have been payable with respect to such SEPCO Employee commencing on his earlier Retirement Date had (1) the SEPCO Employee retired on his earlier Retirement Date which would have resulted in the greatest Retirement Income and (2) such Retirement Income or Allowance commencing on such earlier Retirement Date been payable in the same form as his Retirement Income or Allowance commencing on his Normal Retirement Date or Deferred Retirement Date.

                           (e) With respect to SEPCO Employees described in this
                  Section 17.1 who retire before their Normal Retirement Date, the monthly amount of Retirement Income provided in paragraph
                  (b) above shall be reduced in accordance with Section 5.5.

                           17.4 SEPCO Employees Not Described in 17.2 or 17.3.
                  SEPCO Employees not described in Section 17.2 or 17.3 above shall be eligible for a benefit under the Plan as described in this Section 17.4 notwithstanding any other provision of the Plan or SEPCO Schedule to the contrary.

                           (a) A SEPCO Employee shall be eligible to participate
                  in the Plan and receive Retirement Income thereunder as determined under the Plan's terms and this Article XVII. Notwithstanding the preceding sentence, if such SEPCO Employee's Allowance determined as of the earlier of his retirement or termination of employment with SEPCO or December 31, 2001 would be greater, such SEPCO Employee shall be entitled when eligible to commence payments such greater Allowance upon his retirement or termination of employment with SEPCO or another Employing Company.

                           (b) Notwithstanding paragraph (a) above, only with
                  respect to SEPCO Employees who have attained age fifty (50) and have ten (10) Years of Credited Service or who have attained age 55 on or before January 1, 1997, such SEPCO Employees shall be entitled to receive the greater of their Allowance or Retirement Income upon retirement.

                           17.5 Special Transition Rules. Notwithstanding any
                  other provisions in the Plan to the contrary, SEPCO Employees who participate in the Plan shall be subject to the following transition rules.

                           (a) In determining the greater benefit as required
                  under Sections 17.3 and 17.4, the form of payment and any early retirement reductions with respect to the payment of Retirement Income as set forth in Articles V and VII of the Plan and of an Allowance as set forth in Articles 5 and 7 of the SEPCO Schedule shall be considered. For purposes of making the preceding determination, (1) the applicable Allowance shall first be converted to a monthly payment, and (2) the Retirement Annuities described in Article 2 of the SEPCO Schedule shall be taken into account consistent with Section
                  5.01 of the SEPCO Schedule.

                           (b) With respect to eligibility to participate in the
                  Plan, all SEPCO Employees employed by SEPCO on December 31, 1997 who are not already eligible to participate in the Plan shall be immediately eligible to participate in the Plan.

                           (c) SEPCO Employees eligible to participate in the
                  SEPCO Plan on December 31, 1997 shall have their Vesting Year of Service determined as if their anniversary date of hire is January 1. All SEPCO Employees who participate in the Plan shall be credited with Vesting Years of Service based upon the terms of the Plan for periods of service on and after January 1, 1998, and based upon the Continuous Service such SEPCO Employees accrued under the SEPCO Plan prior to January 1, 1998.

                           (d) (1) For periods of service on and after January 1, 1998, Accredited Service for SEPCO Employees shall be determined in accordance with the Plan.

                                    (2) For periods of service on and after
                           January 1, 1998, with respect to any Allowance a SEPCO Employee may be entitled to under the SEPCO Schedule, such Allowance shall be determined using Accredited Service in place of Credited Service.

                                    (3) For periods of service prior to January
                           1, 1998, the Credited Service of a SEPCO Employee shall be used to determine such SEPCO Employee's Allowance and Retirement Income accrued prior to January 1, 1998.

                                    (4) When calculating a SEPCO Employee's
                           Retirement Income, the maximum amount of Accredited Service and Credited Service that will be considered is forty-three (43).

                           (e) For purposes of calculating Retirement Income for
                  a SEPCO Employee, Compensation determined under the SEPCO Plan excluding unused accrued vacation shall be used in place of Earnings for periods of service prior to January 1, 1998.

                           (f) The Normal Retirement Date of a SEPCO Employee
                  shall always be determined in accordance with the SEPCO Plan prior to January 1, 1998 and the SEPCO Schedule on and after January 1, 1998.

                           (g) (1) A SEPCO Employee may retire if he has either attained age fifty-five (55) or attained age fifty
                           (50) and has at least ten (10) Years of Accredited Service as determined under this Article XVII. A SEPCO Employee who retires because he has attained age fifty (50) and has ten (10) Years of Accredited Service may not commence receipt of his Retirement Income or Allowance until on or after January 1, 1998.

                                    (2) A SEPCO Employee that retires under
                           paragraph (1) above having at least ten (10) Years of Accredited Service shall be entitled to the greater of his (A) Retirement Income determined under Section
                           5.5 (excluding the third paragraph thereof) and this
                           Article XVII or (B) Allowance determined under this
                           Article XVII and in addition applying a reduction of one-third of one percent ([GRAPHIC OMITTED]%) for each calendar month by which the commencement date precedes the first day of the month following any such Employee's attainment of his fifty-fifth (55th) birthday.

                                    (3) A SEPCO Employee that retires or
                           terminates under paragraph (1) above having less than ten (10) Years of Accredited Service shall be entitled to the greater of his (A) Retirement Income determined under Section 8.2 (without regard to the ten (10) Years of Accredited Service requirement) and this Article XVII or (B) Allowance determined under this Article XVII.

                           (h) On and after January 1, 1998, the Provisional
                  Payees of SEPCO Employees shall only be entitled to benefits as provided in Article VII of the Plan.

                           (i) With respect to the accrual of Retirement Income
                  or an Allowance during a period of total disability, SEPCO Employees incurring a disability on and after January 1, 1998 shall only be subject to the provisions of Section 4.4 of the Plan.

                           (j) (1) The options for payment described in Sections
                  7.1(c) and (d) and Sections 7.6(c) and (d) may be elected by SEPCO Employees who retire or terminate on or after January 1, 1998.

                                    (2) Notwithstanding Section 17.3, SEPCO
                           Employees who terminate or retire in 1997 and commence receipt of an Allowance shall not be eligible to change the form of benefit elected under the SEPCO Plan even if such SEPCO Employees are entitled to receive Retirement Income under this
                           Article XVII.

                                    (3) Notwithstanding Section 7.07(a)(Option
                           ii) of the SEPCO Schedule, SEPCO Employees shall not be eligible to elect a 75% joint and survivor annuity.

                           (k) SEPCO Employees may elect in accordance with the
                  SEPCO Schedule to have their benefit, whether paid as Retirement Income or an Allowance, adjusted to take into account their old-age insurance benefit under Title II of the Social Security Act. In the event that a SEPCO Employee's Retirement Income is greater than his Allowance under Section
                  17.3 or 17.4, the old age insurance benefit used to compute such Retirement Income shall be used to determine the amount payable under Section 5.04 of the SEPCO Schedule.

                           (l) Notwithstanding anything in this Article XVII to
                  the contrary, the Accrued Benefit of any SEPCO Employee shall not be less than the Accrued Benefit such SEPCO Employee derived under the SEPCO Plan as of the earlier of retirement, termination or December 31, 1997.

                           17.6     Transfers of SEPCO Employees.

                           (a) With respect to a transfer of employment from an
                  Employing Company other than SEPCO to SEPCO, (1) occurring prior to January 1, 1998, the person will be treated as a SEPCO Employee under this Article XVII or (2) occurring on or after January 1, 1998, the person will be treated as an Employee under the terms of the Plan.

                           (b) With respect to a transfer of employment from
                  SEPCO to an Employing Company, (1) occurring prior to January 1, 1997, the person will be treated like an Employee under Sections 4.6(a), (c) and (d) of the Plan provided that any Retirement Income or Allowance payable to the Employee shall be determined in accordance with Section 17.5(a), (g), (j) and
                  (k) or (2) occurring on or after January 1, 1997, the person will be treated as a SEPCO Employee under this Article XVII.

                           17.7 Application of Plan to SEPCO Employees. To the
                  extent not inconsistent with the provisions of this Article XVII, all the provisions of the Plan are applicable to SEPCO Employees and Covered SEPCO Employees.

                                                        12.

         The Plan shall be amended to add the SEPCO Schedule as set forth below:

                                 SEPCO SCHEDULE
                            Effective January 1, 1998

                                TABLE OF CONTENTS


                                                                 Page No.

ARTICLE 1        DEFINITIONS..............................13

ARTICLE 2        RETIREMENT ANNUITIES PURCHASED
                 UNDER GROUP ANNUITY CONTRACT AND CHANGE
                 OF FUNDING...............................19

ARTICLE 3        MEMBERSHIP...............................19

ARTICLE 4        SERVICE..................................21
         4.01    Continuous Service.......................21
         4.02    Credited Service.........................21
         4.03    Breaks in Service........................22
         4.04    Disabled Members.........................23
         4.05    Service with Certain Other
                 Employers................................24

ARTICLE 5        BENEFITS.................................24
         5.01    Normal and Late Retirement...............25
         5.02    Early Retirement.........................27
         5.03    Termination of Employment................27
         5.04    Adjustment of Retirement Allowance
                 for Social Security
                 Benefits.................................28
         5.05    Restoration of Retired Member or
                 Former Member to Service.................28
         5.06    Additional Monthly Benefit...............31
         5.07    Written Application......................33

ARTICLE 6        LIMITATIONS ON BENEFITS..................33
         6.01    Maximum Benefits.........................33

ARTICLE 7        DISTRIBUTION OF BENEFITS.................37
         7.01    Surviving Spouse Benefit.................37
         7.02    Qualified Joint and Survivor
                 Annuity..................................38
         7.03    Qualified Preretirement Survivor
                 Annuity..................................38
         7.04    Definitions..............................41
         7.05    Notice Requirements......................42
         7.06    Transitional Rules.......................43
         7.07    Alternative Forms of Distribution........43
         7.08    Cash-Out of Annuity Benefits.............45
         7.09    Commencement of Benefits.................46
         7.10    Requirement for Direct Rollovers.........46

ARTICLE 8        RETIREE MEDICAL BENEFITS.................46
         8.01    Definitions..............................46
         8.02    Medical benefits.........................50
         8.03    Termination of coverage..................50
         8.04    Contributions or Qualified
                 Transfers to fund medical benefits.......51
         8.05    Pensioned Employee Contributions.........52
         8.06    Amendment of Article 8...................52
         8.07    Termination of Article 8.................53
         8.08    Reversion of Assets upon
                 Termination..............................53

                           Effective January 1, 1998, the Employees' Retirement
                  Plan of Savannah Electric and Power Company, as amended and restated effective January 1, 1997, (the "SEPCO Plan") is merged into The Southern Company Pension Plan. The SEPCO Plan as merged is now set forth as the "SEPCO Schedule" and incorporated into The Southern Company Pension Plan. This SEPCO Schedule must be read in conjunction with and is limited by Article XVII of the Plan.

                                                  ARTICLE 1 - DEFINITIONS

                           The foregoing definitions will be applicable to the
                  provisions of this SEPCO Schedule only, unless otherwise expressly indicated. Defined terms in this Schedule shall also be set forth in Articles I and XVII of the Plan.

                  1.01 "Accrued Benefit" shall mean the amount of retirement Allowance computed at a specific date, in accordance with Article 5 of the SEPCO Schedule, based on Compensation and Credited Service to such date.

                  1.02 "Affiliated Company" shall mean Affiliated Employer as defined in the Plan.

                  1.03 "Allowance" shall mean payments made in accordance with Article 5 and Article 7 of the SEPCO Schedule.

                  1.04 "Annuity Starting Date" shall mean the first day of the first period for which an amount is paid as an annuity or in any other form.

                  1.05 "Board of Directors" shall mean the Board of Directors of Southern Company Services, Inc..

                  1.06 "Break in Service" shall mean a period which constitutes a break in an Employee's Continuous Service, as provided in Section 4.03 of the SEPCO Schedule.

                  1.07 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  1.08 "Company" shall mean for purposes of this SEPCO Schedule only Savannah Electric and Power Company or any successor by merger, purchase or otherwise.

                  1.09 "Compensation" shall mean the actual remuneration paid to an employee for services rendered to the Company, determined prior to any pre-tax contributions under a "qualified cash or deferred arrangement" (as defined under Code ss. 401(k) and its applicable regulations) or under a "cafeteria plan" (as defined under Code ss. 125 and its applicable regulations), including payments made under any short term disability plan maintained by the Company which shall equal the rate of Compensation of the Member at the time of disability, but excluding any bonuses, pay for overtime, compensation deferred under any deferred compensation plan or arrangement, separation pay, imputed income and relocation pay, and excluding the Company's cost for any public or private employee benefit plan, including this Plan and SEPCO Schedule, under rules uniformly applicable to all employees similarly situated, provided further, effective as of January 1, 1989, any workers' compensation received by an employee shall be excluded from "compensation" for purposes of determining his benefit under the SEPCO Schedule.

                           For purposes of this Section 1.09, actual remuneration means regular straight time pay, straight time differential pay, substitution straight time pay, substitution flat rate pay, earned vacation pay and the difference between military pay and regular straight time pay a Member would have been paid if such Member had been working for the Company.

                           Notwithstanding the foregoing, effective as of January 1, 1989, compensation taken into account for any purpose under the SEPCO Schedule shall not exceed $200,000 per year, provided that the imposition of the limit on compensation shall not reduce a Member's Accrued Benefit below the amount of Accrued Benefit determined as of December 31, 1988. As of January 1 of each calendar year on and after January 1, 1990, the applicable limitation as determined by the Commissioner of the Internal Revenue Service for that calendar year shall become effective as the maximum compensation to be taken into account for SEPCO Schedule purposes for that calendar year in lieu of the $200,000 limitation set forth in the preceding sentence.

                           In addition to other applicable limitations set forth in the SEPCO Schedule, and notwithstanding any other provision of the SEPCO Schedule to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the SEPCO Schedule shall not exceed the Omnibus Budget Reconciliation Act of 1993 ("OBRA '93") annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code ss. 401(a) (17) (B). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

                           For Plan Years beginning on or after January 1, 1994, any reference in this SEPCO Schedule to the limitation under Code ss. 401(a) (17) shall mean the OBRA '93 annual compensation limit set forth in this provision.

                           If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

                  1.10     "Computation Year" shall mean the calendar year.

                  1.11 "Continuous Service" shall mean service recognized for purposes of determining eligibility for membership in the Plan and SEPCO Schedule and eligibility for certain benefits under the SEPCO Schedule, determined as provided in Section 4.01 of the SEPCO Schedule.

                  1.12 "Credited Service" shall mean service recognized for purposes of computing the amount of any benefit under the SEPCO Schedule, determined as provided in Section
                           4.02 of the SEPCO Schedule.

                  1.13 "Effective Date of the SEPCO Plan" as amended, shall mean April 1, 1959. The "Amendment and Restatement Effective Date" shall mean January 1, 1997.

                  1.14 "Employee" shall mean any person regularly employed by the Company who receives regular stated salary, or wages paid directly by the Company as (a) a regular full-time employee, (b) a regular part-time employee,
                           (c) a cooperative education employee or (d) a temporary employee paid directly or indirectly by the Company. Notwithstanding the preceding sentence, on and after January 1, 1998, "Employee" shall be limited to Covered SEPCO Employees as defined in
                           Article XVII of the Plan. For purposes of this
                           Section 1.14, temporary employee means a full-time or part-time employee who provides services to the Company for a stated period of time after which period such employee will be terminated from employment. The term Employee shall also include Leased Employees within the meaning of Code ss. 414(n) (2). Notwithstanding the foregoing, if such Leased Employees constitute less than twenty percent (20%) of the Employer's non-highly compensated workforce within the meaning of Code ss. 414(n)(5)(C)(ii), the term Employee shall not include those Leased Employees covered under the SEPCO Schedule described in Code ss. 414(n)(5). The term Employee for participation purposes shall not include any individual who is classified by the Company as an independent contractor or temporary employee (unless with respect to a temporary employee who is grandfathered under this SEPCO Schedule) regardless of whether such classification is in error.

                  1.15 "Equivalent Actuarial Value" shall mean equivalent value when computed at 6 per centum per annum on the basis of the 1971 Group Annuity Mortality Table
                           (Male) for Members, and 1971 Group Annuity Mortality Table (Female) for contingent annuitants under optional forms of Allowances.

                  1.16     "Fund" shall mean the "Trust" as defined in the Plan.

                  1.17 "Group Annuity Contract" shall mean Group Annuity Contract No. AC 766 issued by The Equitable Life Assurance Society of the United States to Savannah Electric and Power Company.

                  1.18 "Hour of Service" means, with respect to any applicable computation period:

                           (a) each hour for which the Employee is paid or entitled to payment for the performance of duties for the Company or an Affiliated Company;

                           (b) each hour for which an Employee is paid or entitled to payment by the Company or an Affiliated Company on account of a period during which no duties are performed, whether or not the employment relationship has terminated, due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, but not more than 501 hours for any single continuous period;

                           (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or an Affiliated Company, excluding any hour credited under
                                    (a) or (b), which shall be credited to the computation period or periods to which the award, agreement or payment pertains, rather than to the computation period in which the award, agreement or payment is made; and

                           (d) solely for purposes of determining whether an Employee has incurred a Break in Service under the SEPCO Schedule, each hour for which an Employee would normally be credited under Paragraphs (a) or (b) above during a period of Parental Leave but not more than 501 hours for any single continuous period. However, the number of hours credited to an Employee under this Paragraph (d) during the computation period in which the Parental Leave began, when added to the hours credited to an Employee under Paragraphs (a) through (c) above during that computation period, shall not exceed 501. If the number of hours credited under this Paragraph (d) for the computation period in which the Parental Leave began is zero, the provisions of this Paragraph (d) shall apply as though the Parental Leave began in the immediately following computation period.

                           No hours shall be credited on account of any period during which the Employee performs no duties and receives payment solely for the purpose of complying with unemployment compensation, workers' compensation or disability insurance laws. The Hours of Service credited shall be determined as required by Title 29 of the Code of Federal Regulations, ss.ss. 2530.200b-2(b) and (c).

                  1.19 "Leased Employee" means any person as so defined in Code ss. 414(n). In the case of a person who is a Leased Employee immediately before or after a period of service as an Employee, the entire period during which he has performed services for the Company as a Leased Employee shall be counted as Continuous Service for purposes of determining eligibility for participation and vesting, to the extent such service would be recognized with respect to other employees under the SEPCO Schedule; however, he shall not, by reason of that status, be eligible to become a Member of the Plan.

                  1.20 "Member" shall mean any person included in the membership of the Plan pursuant to the SEPCO Schedule as provided in Article 3 of the SEPCO Schedule.

                  1.21 "Normal Retirement Date" shall mean the first day of the calendar month next following the 65th anniversary of an Employee's birth.

                  1.22 "Parental Leave" means a period in which the Employee is absent from work because of the pregnancy of the Employee, the birth of a child of the Employee or the placement of a child with the Employee in connection with adoption proceedings, or for purposes of caring for that child for a period beginning immediately following such birth or placement.

                  1.23 "Plan" shall mean The Southern Company Pension Plan as amended and restated January 1, 1997.

                  1.24 "Plan Year" shall mean the 12-month period from January 1 to December 31.

                  1.25 "Qualified Joint and Survivor Annuity" shall mean an annuity of Equivalent Actuarial Value to the Allowance otherwise payable, providing for a reduced Allowance payable to the Member during his life, and after his death providing that one-half of that reduced Allowance will continue to be paid during the life of, and to, the spouse to whom he was married at his Annuity Starting Date.

                  1.26 "Qualified Preretirement Survivor Annuity" shall mean annuity for the life of a Surviving Spouse calculated in accordance with Section 7.03 of the SEPCO Schedule.

                  1.27 "Retirement Annuity" shall mean the amount of the annuity purchased under the Group Annuity Contract as provided by that Contract at actual retirement date, at or after the attainment of age 65, prior to any conversion to a contingent annuity.

                  1.28 "Retirement Committee" shall mean the Retirement Board as defined in the Plan.

                  1.29 "Social Security Benefit" shall mean the annual primary old-age insurance benefit which the Member is entitled to receive under Title II of the Social Security Act as in effect on the date he retires or otherwise terminates employment, or would be entitled to receive if he did not disqualify himself by receiving the same by entering into covered employment or otherwise. In the case of early retirement, the Social Security Benefit shall be computed on the assumption that he will receive no income after early retirement and before age 65 which would be treated as wages for purposes of the Social Security Act. In the case of vested retirement, the Social Security Benefit shall be computed on the assumption that he will continue to receive compensation until age 65 which would be treated as wages for purposes of the Social Security Act at the same rate as in effect on his termination of service.

                           In computing any Social Security Benefit, no wage index adjustment or cost-of-living adjustment shall be assumed with respect to any period after the end of the calendar year before the year in which the Member retires or terminates service. The Member's Social Security Benefit shall be determined on the basis of the Employee's actual earnings, where available from Company records, in conjunction with a salary increase assumption based on the actual yearly change in national average wages as determined by the Social Security Administration for all other years prior to retirement or other termination of employment with the Company where actual earnings are not so available. If, within three months after the later of the date of retirement or other termination of employment or the date on which a Member is notified of the Allowance to which he is entitled, the Member provides documentation as to his actual earnings history with respect to those prior years, his Allowance shall be redetermined using the actual earnings history, if the recalculation would result in an increased benefit. Any adjustment to Allowance payments shall be made retroactively.

                  1.30 The term "Spouse or Surviving Spouse" shall mean the spouse or surviving spouse of a Member, provided that a former Spouse will be treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Code ss. 414(p).

                  1.31 "Suspendible Month" means a month in which the Member completes at least 40 hours of service with the Company.

                  1.32 "Trustee" shall mean the Trustee as defined in the Plan.

                ARTICLE 2 - RETIREMENT ANNUITIES PURCHASED UNDER
                  GROUP ANNUITY CONTRACT AND CHANGE OF FUNDING

                           All Retirement Annuities payable under the SEPCO Plan
                  as in effect prior to April 1, 1959 with respect to service thereunder prior to such date, have been purchased from The Equitable Life Assurance Society of the United States pursuant to the terms of Group Annuity Contract No. AC 766.

                           Effective as of April 1, 1959, the purchase of
                  Retirement Annuities under the Group Annuity Contract was discontinued in accordance with the terms and provisions of such Contract. Subject to the provisions of the SEPCO Schedule, with respect to service under the SEPCO Plan from and after April 1, 1959, and as a supplement to the Retirement Annuities purchased under the Group Annuity Contract for service prior to April 1, 1959, retirement Allowances will be provided as described in the SEPCO Plan, this SEPCO Schedule or the Plan, as the case may be. Such retirement Allowances or Retirement Income will be in addition to Retirement Annuities purchased as described in the preceding paragraph with respect to services prior to April 1, 1959.

                           The rights of Members of the Retirement Annuities
                  purchased for them under the Group Annuity Contract with respect to service prior to April 1, 1959 will not be adversely affected by the discontinuance of such purchases and such Retirement Annuities will be payable by The Equitable Life Assurance Society of the United States in accordance with the terms, conditions and provisions of the Group Annuity Contract.

                                                   ARTICLE 3 - MEMBERSHIP

                  3.01 Every Employee in Company service on January 1, 1997, who was a Member on December 31, 1996, shall continue to be a Member of the SEPCO Plan or Plan, as the case may be, on and after January 1, 1997, provided he remains eligible under the terms of the SEPCO Plan or SEPCO Schedule, as the case may be.

                  3.02 Subject to Article XVII of the Plan, every other Employee on January 1, 1997, and every person becoming an Employee after that date shall become a Member of the SEPCO Plan or Plan, as the case may be, on the first day of the calendar month, beginning with January 1, 1997, coincident with or next following (i) the date he completes one year of Continuous Service or (ii) the 21st anniversary of his birth, whichever is later. For this purpose, a year of Continuous Service shall be a 12-month period during which an Employee completes at least 1,000 hours commencing with the date of employment, or if in such period he has not completed at least 1,000 hours, commencing with the first day of the Computation Year after the date of his employment. If an Employee has incurred a one-year Break in Service prior to becoming eligible for membership, any Continuous Service prior to the break shall be disregarded in determining eligibility for membership unless he shall complete at least one year of Continuous Service following the Break in Service; provided that an Employee's Continuous Service prior to the break shall not be recognized for purposes of determining his eligibility for membership if his consecutive number of one-year Breaks in Service equal or exceed the greater of (i) five or (ii) his aggregate years of Continuous Service prior to the Break in Service.

                  3.03 An Employee who is represented by a collective bargaining agent may participate in the Plan and SEPCO Schedule if the representative(s) of his bargaining unit and the Company mutually agree to participation in the Plan and SEPCO Schedule provided such participation is consistent with such agreement.

                  3.04 An Employee's membership in the Plan shall terminate only if he dies or his employment with the Company terminates other than by reason of retirement or termination with vested benefits. Membership shall be continued during a period while on leave of absence from service without pay approved by the Company, but no benefit credit shall be allowed with respect to such period unless credit is allowed for service in the Armed Forces of the United States as provided in
                           Section 4.03(c) of the SEPCO Schedule. Membership shall be continued during a period of disability for which Continuous Service is granted as provided in
                           Section 4.04 of the SEPCO Schedule.

                  3.05 In the event a Member ceases to participate because he enters an ineligible class under Article III and becomes ineligible to participate, but has not incurred a break in service under Section 4.03(a) of the SEPCO Schedule, such Employee will participate as of the first day of the month coinciding with or next following his return to an eligible class of Employees. If such Employee incurs a break in service under Section 4.03(a) of the SEPCO Schedule, eligibility will be determined under Section 3.02 of the SEPCO Schedule. In the event an Employee who is not in an eligible class to participate enters an eligible class, such Employee will participate as of the first day of the month coinciding with or next following his employment if he has satisfied Section
                           3.02 of the SEPCO Schedule and would have otherwise previously been eligible to participate in the Plan pursuant to the SEPCO Schedule.

                  3.06 Subject to Section 3.05 of the SEPCO Schedule, if an Employee's membership in the Plan terminates and he again becomes an Employee, he shall be considered a new Employee for all purposes of the Plan, except as provided in Section 5.05 of the SEPCO Schedule.

                  3.07 Notwithstanding any other provision of this Article 3, Leased Employees shall not be eligible to participate. In addition, temporary employees as defined in Section 1.14 of the SEPCO Schedule who were not participating in the SEPCO Plan as temporary employees prior to October 13, 1994, shall not be eligible to participate in the Plan.

                  3.08 An Employee may, subject to the approval of the Retirement Committee, elect voluntarily not to participate in the Plan. The election not to participate must be communicated in writing and acknowledged by the Retirement Committee (or its delegee) and shall be effective on the date set forth in such written waiver.

                                                    ARTICLE 4 - SERVICE

                  4.01     Continuous Service

                           (a) Effective January 1, 1997, except as hereinafter provided, all service performed as an Employee of the Company or an Affiliated Company shall be Continuous Service for SEPCO Plan and SEPCO Schedule purposes. If an Employee completes at least 1,000 Hours of Service in any Computation Year, he shall receive credit for a full year of Continuous Service. If an Employee completes fewer than 1,000 Hours of Service in any Computation Year, no Continuous Service shall be recognized for such Computation Year.

                           (b) Any person employed by the Company on December 31, 1996 shall receive Continuous Service for service performed before that date equal to the Credited Service recognized through December 31, 1996 under the SEPCO Plan.

                  4.02     Credited Service

                           (a) Credited Service shall be calculated based on Periods of Service.

                                    A "Period of Service" shall mean twelve (12) month periods of employment as a Member, or fractions thereof, running from the date that a Member commences participation under the SEPCO Plan or SEPCO Schedule, as the case may be, and terminates on his first severance from service date. A severance from service shall occur as of the earlier of the date a Member quits, retires, is discharged or dies, or the first anniversary of absence for any other reason. Thereafter, subject to 4.03(b), if a Member becomes reemployed, his Period of Service for each subsequent period shall commence with the reemployment commencement date, which is the first date following a one year period of severance on which a Member performs an Hour of Service and shall terminate on his next severance from service.

                                    In the case of an Employee who transfers from a class of employees whose service is determined on the basis of Hours of Service to a class of employees whose service is determined under this Paragraph (a), such Employee shall receive credit for a Period of Service consisting of (i) a number of years equal to the number of years of service credited to the Employee before the computation period during which the transfer occurs and (ii) the greater of (1) the Period of Service that would be credited to the Employee under this Paragraph (a) during the entire computation period in which the transfer occurs or (2) the service taken into account under the Hours of Service method as of the date of the transfer.

                                    In addition, the Employee shall receive
                                    credit for Periods of Service subsequent to the transfer commencing on the day after the last day of the computation period in which the transfer occurs.

                                    In the case of an Employee who transfers from a class of employees whose service is determined pursuant to this Paragraph (a) to a class of employees whose service is determined on the basis of Hours of Service
                                    (i) the Employee shall receive credit, as of the date of transfer, for the numbers of Years of Service equal to the number of one year Periods of Service credited to the Employee as of the date of the transfer and
                                    (ii) the Employee shall receive credit in the computation period which includes the date of the transfer, for a number of Hours of Service determined by applying the equivalency set forth in 29 C.F.R. ss. 2530.200b-3(e)(l)(i) to any fractional part of a year credited to the Employee under this Section as of the date of the transfer.

                  4.03     Breaks in Service

                           (a) There shall be a Break in Service of one year for any Computation Year after the year in which a person first becomes employed during which he does not complete more than 500 Hours of Service. If an Employee terminates his service with the Company and is reemployed after incurring a Break in Service, his service before the Break in Service shall be excluded from his Continuous Service, except as provided in
                                    Section 5.05 of the SEPCO Schedule.

                           (b) For purposes of calculating Credited Service only, there shall be a one year Period of Severance if during the 12 consecutive month period after a severance from service date, as defined in Section 4.02(a) of the SEPCO Schedule the Employee fails to perform an Hour of Service. If an Employee terminates his service with the Company and is reemployed after incurring a one year Period of Severance, his service before the Period of Severance shall be excluded unless he thereafter completes a one year Period of Service. In the case of a non-vested member, the Period of Service accrued prior to a one year Period of Severance shall not be taken into account if at such time the consecutive Period of Severance equals or exceeds the greater of 5 or the number of one year Periods of Service, whether or not consecutive.

                           (c) Notwithstanding any provision of the SEPCO Schedule to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code ss. 414(u).

                  4.04     Disabled Members

                           If a Member is eligible for and continuously
                  receiving disability benefits under the long-term disability plan provided by the Company, he shall continue to be a Member and shall continue to accrue service until he retires in the same amount and manner as though he had continued in the active employment of the Company and he shall be deemed to receive Compensation during such period based upon his rate of Compensation at the time of disability. In the event that a Member no longer qualifies for benefits under the long-term disability plan before his Normal Retirement Date and he does not resume active employment with the Company, he shall be eligible to receive a vested retirement Allowance as provided in Section 5.03 of the SEPCO Schedule or to retire on an early retirement Allowance as provided in Section 5.02 of the SEPCO Schedule, if otherwise eligible for such Allowance as of the date of such disqualification. In either case, the Allowance shall be computed on the basis of his Compensation and Credited Service at the date of such disqualification. In the event that a Member does not qualify for disability benefits under the Social Security Act, the Allowance accrued under
                  Section 5.01(c)(i)(A) of the SEPCO Schedule for purposes of this Section 4.04 for Credited Service during such period of nonqualification shall be increased by 5/6 per centum of the part of each year's Compensation which is not in excess of $3,600 per annum.

                  4.05     Service with Certain Other Employers

                           (a) An Employee hired prior to November 9, 1989, who becomes a Member and continues as a Member without a break in membership, shall receive Continuous Service and Credited Service for all service not otherwise recognized, in the employ of another electric utility company or a company or corporation furnishing advisory or consulting service to the Company, provided that such service would be recognized if it had been rendered to the Company and provided that any benefit payable under the Plan on account of such service, so recognized, shall be reduced by the amount of benefit provided under the pension or retirement plan of such other company with respect to the same period. The Retirement Committee shall calculate such service based on actual employment records where available, but if such records are not available, the Retirement Committee shall request that the Employee obtain information from the Social Security Administration which documents the Employee's Social Security eligible compensation or from such other entity as the Retirement Committee deems appropriate. Based on such documents, the Retirement Committee shall calculate the Employee's service and Compensation for purposes of this Section 4.05. In the event no such documentation can be obtained, the Retirement Committee shall make its best effort to estimate such service and Compensation.

                           (b) An Employee hired on or after November 9, 1989, who becomes a Member and continues as a Member without a break in membership, shall receive Continuous Service and Credited Service for all service not otherwise recognized, in the employ of an Affiliated Company, provided that such service would be recognized if it had been rendered to the Company and provided that any benefit payable under the Plan on account of such service, so recognized shall be reduced by the amount of benefit provided under the pension or retirement plan of such other Affiliated Company with respect to the same period.

                              ARTICLE 5 - BENEFITS

                  5.01     Normal and Late Retirement

                           (a)      The right of a Member to his normal
                                    retirement Allowance shall be
                                    non-forfeitable upon attaining age 65. A
                                    Member may retire from service on a normal retirement Allowance upon reaching his Normal Retirement Date or he may postpone his retirement and remain in service after his Normal Retirement Date. During any such deferment the Member shall be retired from service on a normal retirement Allowance on the first day of the calendar month next following receipt by the Retirement Committee of written application therefor made by the Member.

                           (b) Subject to the provisions of Section 5.01(e) below, the annual normal retirement Allowance payable upon retirement on the Normal Retirement Date shall be computed pursuant to Paragraphs (c) and (d) below. The annual retirement Allowance payable upon retirement after a Member's Normal Retirement Date shall be equal to (i) the amount determined in accordance with Paragraphs (c) and (d) below, based on the Member's Credited Service and average annual Compensation as of his late retirement date or, if greater, (ii) the amount of Allowance to which the Member would have been entitled under Paragraphs (c) and (d) below as of his Normal Retirement Date increased by an amount of Equivalent Actuarial Value to the monthly payments which would have been payable with respect to each month during the postponement period which is not a Suspendible Month, with any such monthly payment amount determined as if the Member had retired as of the first day of the Plan Year during which payment would have been made or, if later, his Normal Retirement Date.

                           (c) The normal retirement Allowance shall be computed as an annuity payable for the life of the Member and shall consist of:

                                    (i)     For service credited while a Member
                                            on or after April 1, 1969, an
                                            Allowance equal to 1-1/6 per centum
                                            of the part of each year's
                                            Compensation which is not in excess
                                            of $3,600 per annum plus 2 per
                                            centum of the part of such
                                            Compensation in excess of $3,600 per
                                            annum; and

                                    (ii)    For service credited between the
                                            effective date of the SEPCO Plan and
                                            March 31, 1969, an Allowance equal
                                            to 1 per centum of the part of each
                                            year's Compensation which is not in
                                            excess of $3,000 per annum plus 2
                                            per centum of the part of such
                                            Compensation in excess of $3,000 per
                                            annum; and

                                    (iii)    For service credited prior to the
                                             Effective Date of the SEPCO Plan,
                                             an Allowance which, when added to
                                             his Retirement Annuity, shall be
                                             equal to 1 per centum of the part
                                             of the Member's average annual
                                             Compensation for the three calendar
                                             years (1956, 1957 and 1958) which
                                             is not in excess of $3,000 plus 1
                                             1/2per centum of the part of such
                                             Compensation in excess of $3,000,
                                             multiplied by the number of years
                                             of his Credited Service to the
                                             Effective Date of the SEPCO Plan.

                           (d) The benefit determined in Paragraph (c) above, when added to a Member's Retirement Annuity, if any, shall not be less than:

                                    (i)      1-2/3 per centum of his average
                                             annual Compensation, multiplied by
                                             his years of Credited Service not
                                             in excess of 36 years, reduced by

                                    (ii)     1 1/2 per centum of his primary
                                             Social Security Benefit multiplied
                                             by his years of Credited Service,
                                             the product not to exceed 50 per
                                             centum of his primary Social
                                             Security Benefit, where average
                                             annual Compensation is calculated
                                             during the 36 highest consecutive
                                             months within the 120 months
                                             preceding retirement.

                                    (iii)    Effective January 1, 1994 for
                                             purposes of determining a Member's
                                             average annual Compensation under
                                             this paragraph (d), the
                                             determination of the 36 highest
                                             consecutive months within the 120
                                             months preceding retirement shall
                                             only include those months in which
                                             the Member receives Compensation.

                           (e) If the Member is married on his Annuity Starting Date and if he has not elected an optional form of benefit as provided in
                                    Section 7.07 of the SEPCO Schedule, the
                                    retirement Allowance shall be payable in the form of a Qualified Joint and Survivor Annuity.

                           (f) Notwithstanding any other provision of the SEPCO Schedule, each Member's normal retirement Allowance is the greater of

                                    (i)      the sum of:

                                    (A)      the normal retirement Allowance
                                             determined under this Section 5.01
                                             as of December 31, 1993, plus

                                    (B)      the normal retirement Allowance
                                             determined under this Section 5.01
                                             based on Credited Service and
                                             Compensation after December 31,
                                             1993 (with Credited Service used in
                                             this paragraph (f) (i) (B) being
                                             added to the Credited Service used
                                             in paragraph (f) (i) (A) for
                                             purposes of determining whether
                                             paragraph (d) (i) 36-year limit and
                                             (d) (ii) 50 per centum offset limit
                                             have been exceeded); or

                                    (ii)    the normal retirement Allowance
                                            determined under this Section 5.01
                                            as applied to all Credited Service
                                            and Compensation.

                  5.02     Early Retirement

                           (a) A Member who has not reached his Normal Retirement Date but who has reached the 55th anniversary of his birth shall be retired from service on an early retirement Allowance on the first day of the calendar month next following receipt by the Retirement Committee of written application thereof or made by the Member.

                           (b) At the time of retirement the Member may elect to receive either (i) a deferred early retirement Allowance commencing on the Member's Normal Retirement Date which shall be computed as a normal retirement Allowance, in accordance with Section 5.01(b) of the SEPCO Schedule, on the basis of his Compensation and Credited Service at the time of early retirement or (ii) an immediate early retirement Allowance beginning on the first day of any month before his Normal Retirement Date which shall be computed in accordance with Sections 5.01(c) and (d) of the SEPCO Schedule and shall be reduced by 1/12 of 5% for each month by which the date the Member's early retirement Allowance begins precedes age 62.

                           (c) If the Member is married on the date his retirement Allowance commences, the early retirement Allowance shall be computed on the same basis as in Paragraph (b) above, in accordance with Section 5.01(e) of the SEPCO Schedule.

                  5.03     Termination of Employment

                           (a) A Member shall be 100% vested in, and have a non-forfeitable right to, his Accrued Benefit upon completion of five years of Continuous Service since the first day of the Computation Period in which the 18th anniversary of his birth occurs. If the Member's employment with the Company is subsequently terminated for reasons other than retirement or death, he shall be eligible for a vested Allowance upon application therefor. If a Member's employment with the Company terminates before completion of five (5) years of Continuous Service or before becoming eligible for an early retirement or normal retirement Allowance, such Member's Accrued Benefit shall be forfeited upon termination of employment subject to restoration under
                                    Section 5.05 of the SEPCO Schedule.

                           (b) The vested Allowance shall be a deferred Allowance commencing on the former Member's Normal Retirement Date and shall be determined by computing a normal retirement Allowance, in accordance with Section 5.01 of the SEPCO Schedule, on the basis of his Compensation and Credited Service at his date of termination and the benefit formula in effect on that date.

                           (c) Instead of deferring his Allowance to his Normal Retirement Date, the Member can elect to receive a reduced Allowance commencing on the first day of any month next following his attainment of age 55 but prior to his Normal Retirement Date. The reduction shall be 1/12 of 5% for each month by which his Annuity Starting Date precedes his Normal Retirement Date, provided that such reduction shall be made prior to the application of the maximum limitation provided under Article 6 of the SEPCO Schedule and such reduced Allowance shall be subject to such limitation.

                  5.04 Adjustment of Retirement Allowance for Social Security Benefits

                           When an Allowance commences prior to the attainment
                  of age 65, the Member may elect to convert the Allowance otherwise payable to him into an Allowance of Equivalent Actuarial Value of such amount that, with his Retirement Annuity, if any, and his old-age insurance benefit under Title II of the Social Security Act, he will receive, so far as possible, the same amount each year before and after such benefit commences.

                  5.05     Restoration of Retired Member or Former Member to
                           Service

                           (a) If a Member in receipt of an Allowance is restored to service as an Employee on or after his Normal Retirement Date, the following shall apply, except with respect to temporary employees:

                                    (i)      His Allowance shall be suspended
                                             for each month during the period of
                                             restoration which is a Suspendible
                                             Month.

                                    (ii)    Upon the death of the Member during
                                            the period of restoration, any
                                            Allowance that would have been
                                            payable to his surviving Spouse had
                                            he not been restored to service
                                            shall be payable or, alternatively,
                                            any payments under optional benefit,
                                            if one has been elected and becomes
                                            effective, shall begin.

                                    (iii)   Upon later retirement, payment of
                                            the Member's Allowance shall resume
                                            no later than, the third month after
                                            the latest Suspendible Month during
                                            the period of restoration, and shall
                                            be adjusted, if necessary, in
                                            compliance with Title 29 of the Code
                                            of Federal Regulations, ss.
                                            2530.203-3 in a consistent and
                                            nondiscriminatory manner.

                           (b) If a Member in receipt of an Allowance is restored to service as an Employee before his Normal Retirement Date, the following shall apply, except with respect to temporary employees:

                                    (i)      His Allowance shall cease and any
                                             election of an optional benefit in
                                             effect shall be void.

                                    (ii)    Any Continuous and credited Service
                                            to which he was entitled when he
                                            retired or terminated service shall
                                            be restored to him.

                                    (iii)   Upon later retirement or
                                            termination, his Allowance shall be
                                            based on the benefit formula then in
                                            effect and his Compensation and
                                            Credited Service before and after
                                            the period when he was not in the
                                            service of the Company, reduced by
                                            an amount of Equivalent Actuarial
                                            Value to the benefits, if any, he
                                            received before the date of his
                                            restoration to service.

                                    (iv)    The part of the Member's Allowance
                                            upon later retirement payable with
                                            respect to Credited Service rendered
                                            before his previous retirement or
                                            termination of service shall never
                                            be less than the amount of his
                                            previous Allowance modified to
                                            reflect any option in effect on his
                                            later retirement.

                           (c) If a Member not in receipt of an Allowance or a former Member is restored to service without having had a Break in Service, his Continuous Service shall be determined as provided in Section 4.01 of the SEPCO Schedule, and, if applicable, he shall again become a Member as of his date of restoration to service.

                           (d) If a vested Member not in receipt of an Allowance or a former Member who received a lump sum settlement in lieu of his Allowance is restored to service with the Company after having had a Break in Service, the following shall apply:

                                    (i)     Upon completion of one year of
                                            Continuous Service following the
                                            Break in Service, the Continuous
                                            Service to which he was previously
                                            entitled shall be restored to him,
                                            and, if applicable, he shall again
                                            become a Member as of his date of
                                            restoration to service.

                                    (ii)     If a Member has received a
                                             distribution of his Allowance and
                                             the Member is restored to service
                                             with the Company, the Member shall
                                             have the right to restore his or
                                             her Accrued Benefit to the extent
                                             forfeited upon the repayment to the
                                             Plan of the full amount of the
                                             distribution plus interest,
                                             compounded annually from the date
                                             of distribution at the rate
                                             determined for purposes of Codess.
                                             411(c)(2)(C). Such repayment must
                                             be made before the earlier of five
                                             (5) years after the first date on
                                             which the Member is subsequently
                                             reemployed by the Company, or the
                                             date the Member incurs five (5)
                                             consecutive one year Breaks in
                                             Service following the date of
                                             distribution.

                                            If a Member has been deemed to
                                            receive a distribution under the
                                            Plan, and the Member is restored to
                                            service with the Company, upon the
                                            reemployment of such Member, the
                                            Accrued Benefit will be restored to
                                            the amount of such Accrued Benefit
                                            on the date of deemed distribution.

                                    (iii)   Upon later termination or retirement
                                            of a Member whose previous Credited
                                            Service has been restored under this
                                            Paragraph (d), his Allowance shall
                                            be based on the benefit formula then
                                            in effect and his Compensation and
                                            Credited Service before and after
                                            the period when he was not in the
                                            service of the Company.

                           (e) If any other former Member is restored to service with the Company after having had a Break in Service, the following shall apply:

                                    (i)     Upon completion of one year of
                                            Continuous Service following the
                                            Break in Service, he shall again
                                            become a Member as of his date of
                                            restoration to service.

                                    (ii)     Upon becoming a Member in
                                             accordance with (i) above, the
                                             Continuous Service to which he was
                                             previously entitled shall be
                                             restored to him, if the total
                                             number of consecutive one-year
                                             Breaks in Service does not equal or
                                             exceed the greater of (a) five, or
                                             (b) the total number of years of
                                             his Continuous Service before the
                                             Break in Service, determined at the
                                             time of the Break in Service,
                                             excluding any Continuous Service
                                             disregarded under this Paragraph
                                             (e) by reason of any earlier Break
                                             in Service.

                                    (iii)   Any Credited Service to which the
                                            Member was entitled at the time of
                                            his termination of service which is
                                            included in the Continuous Service
                                            so restored shall be restored to
                                            him.

                                    (iv)    Upon later termination or retirement
                                            of a Member whose previous Credited
                                            Service has been restored under this
                                            Paragraph (e), his Allowance, if
                                            any, shall be based on the benefit
                                            formula then in effect and his
                                            Compensation and Credited Service
                                            before and after the period when he
                                            was not in the service the Company.

                  5.06     Additional Monthly Benefit

                           (a) In addition to other benefits provided in this Article 5, the following monthly benefits are payable as a life annuity to eligible Members as defined in Paragraph (b) or (c) below, as applicable.

                                    The "additional monthly amount" is
                                    calculated as (i) a percentage of the
                                    Member's first $300 of monthly Allowance set forth below, multiplied by (ii) the number of years the Member was retired (A) prior to January 1, 1990, and (B) prior to January 1, 1995 but after January 1, 1990, as applicable in any event, for both the additional monthly amount effective June 1, 1991 and June 1, 1996, the minimum additional monthly amount to be added to a Member's Allowance shall equal $25.00 per month.

                                    Effective June 1, 1991, the percentage
                                    increases and the years of retirement for which they are applicable are as follows:

                                                             Percentage
                  Years of                                  Increase for
                 Retirement                                all Prior Years
 as of 1/1/90
                Less than 5                                     3.75%
                  5 to 10                                       4.0%
                  10 to 15                                      4.5%
                 15 or more                                     5.0%

   Effective June 1, 1996, the percentage
   increases and the years of retirement for which they are applicable are as follows:

                                                             Percentage
                                                            Increase for
                  Years of                                  Each Year of
                 Retirement                                  Retirement
                as of 1/1/95                                Since 1/1/90
                Less than 5                                     3.5%
                   5 to 9                                       4.0%
                  10 to 14                                      4.5%
                 15 or more                                     5.0%

                           (b) Members eligible for the additional monthly amount made effective as of June 1, 1991 are those retired Members who retired directly from active status on or before June 1, 1991.

                           (c) Members eligible for the additional monthly amount made effective June 1, 1996 are those Members who retired directly from active status before January 1, 1994.

                           (d) If an adjustment of retirement Allowance for Social Security benefits option was elected pursuant to Section 5.04 of the SEPCO Schedule, the additional monthly benefit shall be calculated on the Allowance before such adjustment.

                           (e) Upon the death of a Member eligible for an additional monthly amount, such amount shall be paid to the Member's Spouse regardless of the method of distribution elected by a Member. With regard to the additional monthly amount made effective June 1, 1996, it shall be determined (i) based on the Allowance being paid as of June 1, 1996, or
                                    (ii) if no allowance is being paid but the Member's Spouse is receiving an additional monthly amount in accordance with the preceding sentence, based on the amount such Spouse is receiving as of June 1, 1996.

                  5.07     Written Application

                           Each Member, before any benefit shall be payable to
                  him or his account under the Plan, shall file with the Retirement Committee such information as it shall require to establish his rights and benefits.

                       ARTICLE 6 - LIMITATIONS ON BENEFITS

                  6.01     Maximum Benefits

                           (a) The maximum annual retirement Allowance payable to a Member under the SEPCO Schedule, when added to any retirement Allowance attributable to contributions of the Company or an Affiliated Company provided to the Member under any other qualified defined benefit plan, shall be equal to the lesser of (1) $90,000, as adjusted under Code Section 415(d), or (2) the Member's average annual remuneration during the three consecutive calendar years in his Credited Service as a Member affording the highest such average, or during all of the years in his Credited Service as a Member, if less than three years, subject to the following adjustments:

                                    (i)      If the Member has not been a Member
                                             under the SEPCO Plan and SEPCO
                                             Schedule for at least 10 years, the
                                             maximum annual retirement Allowance
                                             in clause (1) above shall be
                                             multiplied by the ratio which the
                                             number of years of his membership
                                             in the Plan bears to 10. This
                                             adjustment shall be applied
                                             separately to the amount of the
                                             Member's retirement Allowance
                                             resulting from each change in the
                                             benefit structure of the Plan, with
                                             the number of the years of
                                             membership in the Plan being
                                             measured from the effective date of
                                             each such change.

                                    (ii)    If the Member has not completed 10
                                            years of Continuous Service, the
                                            maximum annual retirement Allowance
                                            in clause (2) above shall be
                                            multiplied by the ratio which the
                                            number of years of his Continuous
                                            Service bears to 10.

                                    (iii)    If the retirement Allowance begins
                                             before the Member's social security
                                             retirement age (as defined below),
                                             but on or after his 62nd birthday,
                                             the maximum retirement Allowance in
                                             clause (1) above shall be reduced
                                             by 5/9 of 1% for each of the first
                                             36 months plus 5/12 of 1% for each
                                             additional month by which the
                                             Member is younger than the social
                                             security retirement age at the date
                                             his retirement Allowance begins. If
                                             the retirement Allowance begins
                                             before the Member's 62nd birthday,
                                             the maximum retirement Allowance in
                                             clause (1) above shall be of
                                             Equivalent Actuarial Value to the
                                             maximum benefit payable to age 62
                                             as determined in accordance with
                                             the preceding sentence.

                                    (iv)    If the retirement Allowance begins
                                            after the Member's social security
                                            retirement age (as defined below),
                                            the maximum retirement Allowance in
                                            clause (1) above shall be of
                                            Equivalent Actuarial Value, based on
                                            an interest rate of 5% per year in
                                            lieu of the interest rate otherwise
                                            used in the determination of
                                            Equivalent Actuarial Value, to that
                                            maximum benefit payable at the
                                            social security retirement age.

                                    (v)     If the Member's retirement Allowance
                                            is payable as a joint and survivor
                                            Allowance with his Spouse as the
                                            contingent annuitant, the
                                            modification of the retirement
                                            Allowance for that form of payment
                                            shall be made before the application
                                            of the maximum limitation, and, as
                                            so modified, shall be subject to the
                                            limitation.

                           (b) As of January 1 of each calendar year on or after January 1, 1988, the dollar limitation as determined by the Commissioner of Internal Revenue for that calendar year shall become effective as the maximum permissible dollar amount of retirement Allowances payable under the Plan and SEPCO Schedule during that calendar year, including retirement Allowances payable to Members who retired prior to that calendar year, in lieu of the dollar amount in (1) of Paragraph (a) above.

                           (c) For limitation years beginning before January 1, 2000, in the case of a Member who is also a Member of a defined contribution plan of the Company or an Affiliated Company, his maximum benefit limitation shall not exceed an adjusted limitation computed as follows:

                                    (i)      Determine the defined contribution
                                             fraction.

                                    (ii)     Subtract the result of (i) from
                                             1.0.

                                    (iii)    Multiply the dollar amount in (1)
                                             of Paragraph (a) above by 1.25.

                                    (iv)     Multiply the amount described in
                                             (2) of Paragraph (a) above by 1.4.

                                    (v)     Multiply the lesser of the result of
                                            (iii) or the result of (iv) by the
                                            result of (ii) to determine the
                                            adjusted maximum benefit limitation
                                            applicable to a Member.

                           (d)      For purposes of this Section:

                                    (i)     the defined contribution fraction
                                            for a Member who is a Member of one
                                            or more defined contribution plans
                                            of the Company or an Affiliated
                                            Company shall be a fraction the
                                            numerator of which is the sum of the
                                            following:

                                            (A)      the Company's and
                                                     Affiliated Companies'
                                                     contributions credited to
                                                     the Member's accounts under
                                                     the defined contribution
                                                     plan or plans.

                                            (B)      with respect to calendar
                                                     years beginning before
                                                     1987, the lesser of the
                                                     part of the Member's
                                                     contributions in excess of
                                                     6% of his Compensation or
                                                     one-half of his total
                                                     contributions to such plan
                                                     or plans, and with respect
                                                     to calendar years beginning
                                                     after 1986, all Member's
                                                     contributions to such plan
                                                     or plans, and

                                            (C)      any forfeitures allocated
                                                     to his accounts under such
                                                     plan or plans, but reduced
                                                     by any amount permitted by
                                                     regulations promulgated by
                                                     the Commissioner of
                                                     Internal Revenue; and the
                                                     denominator of which is the
                                                     lesser of the following
                                                     amounts determined for each
                                                     year of the Member's
                                                     Continuous Service.

                                            (D)      1.25   multiplied   by  the
                                                     maximum   dollar  amount
                                                     allowed by law for that
                                                     year; or

                                            (E)      1.4 multiplied by 25% of
                                                     the Member's remuneration
                                                     for that year.

                                                     At the direction of the
                                                     Retirement Committee, the
                                                     portion of the denominator
                                                     of that fraction with
                                                     respect to calendar years
                                                     before 1983 shall be
                                                     computed as the denominator
                                                     for 1982, as determined
                                                     under the law as then in
                                                     effect, multiplied by a
                                                     fraction of the numerator
                                                     of which is the lesser of:

                                            (F)      $51,875, or

                                            (G)      1.4  multiplied  by 25% of
                                                     the Member's  remuneration
                                                     for  1981;  and  the
                                                     denominator  of  which  is
                                                     the
                                   lesser of:

                                            (H)      $41,500, or

                                            (I)      25% of the Member's
                                                     remuneration for 1981;

                                    (ii)    a defined contribution plan means a
                                            pension plan which provides for an
                                            individual account for each Member
                                            and for benefits based solely upon
                                            the amount contributed to the
                                            Member's account, and any income,
                                            expenses, gains and losses, and any
                                            forfeitures of accounts of other
                                            Members which may be allocated to
                                            that Member's accounts, subject to
                                            (iii) below; and

                                    (iii)    a defined benefit plan means any
                                             pension plan which is not a defined
                                             contribution plan; however, in the
                                             case of a defined benefit which is
                                             based partly on the balance of the
                                             separate account of a Member, that
                                             plan shall be treated as a defined
                                             contribution plan to the extent
                                             benefits are based on the separate
                                             account of a Member and as a
                                             defined benefit plan with respect
                                             to remaining portion of the
                                             benefits under the plan.

                                    (iv)     the term "remuneration" with
                                             respect to any Member shall mean
                                             the wages, salaries and other
                                             amounts paid in respect of such
                                             Member by the Company or an
                                             Affiliated Company for personal
                                             services actually rendered, and
                                             shall include, but not by way of
                                             limitation, bonuses, overtime
                                             payments, commissions and, for
                                             limitation years beginning on and
                                             after January 1, 1998, any elective
                                             deferrals as defined in Code
                                             Section 402(g)(3) and any amount
                                             contributed by an Employer on
                                             behalf of the Employee under any
                                             Code Section 125 or 457
                                             arrangement, and shall exclude
                                             other deferred compensation, stock
                                             options and other distributions
                                             which receive special tax benefits
                                             under the Code; and

                                    (v)     the term "social security retirement
                                            age" shall mean age 65 with respect
                                            to a Member who was born before
                                            January 1, 1938; age 66 with respect
                                            to a Member who was born after
                                            December 1, 1937 and before December
                                            1, 1955; and age 67 with respect to
                                            a Member who was born after December
                                            31, 1954.

                           (e) Notwithstanding the preceding paragraphs of this Section, a Member's annual retirement Allowance payable under this SEPCO Schedule, prior to any reduction required by operation of Paragraph (c) above, shall in no event be less than:

                                    (i)     the benefit that the Member had
                                            accrued under the SEPCO Plan as of
                                            the end of the Plan Year beginning
                                            in 1982, with no changes in the
                                            terms and conditions of the SEPCO
                                            Plan on or after July 1, 1982 taken
                                            into account in determining that
                                            benefit, or

                                    (ii)    the benefit that the Member had
                                            accrued under the SEPCO Plan as of
                                            the end of the Plan Year beginning
                                            in 1986, with no changes in the
                                            terms and conditions of the SEPCO
                                            Plan on or after May 5, 1986 taken
                                            into account in determining that
                                            benefit.

                           (f) Notwithstanding any provisions contained herein to the contrary, in the event that, for limitation years beginning before January 1, 2000, a Member participates in a defined contribution plan or defined benefit plan required to be aggregated with this Plan under Code Section 415(g) and the combined benefits with respect to a Member exceed the limitations contained in Code
                                    Section 415(e), corrective adjustments shall be as provided under Article VI of the Plan.

                           (g) Notwithstanding anything contained in this Article of the SEPCO Schedule to the contrary, the limitations, adjustments and other requirements prescribed in this Article shall at all times comply with the provisions of Code ss. 415 and the regulations thereunder, the terms of which are specifically incorporated herein by reference.

                      ARTICLE 7 - DISTRIBUTION OF BENEFITS

                  7.01     Surviving Spouse Benefit

                           On and after August 23, 1984, if a married Member:

                           (a) dies in active service prior to his Annuity Starting Date after having met the requirements for an Allowance, or

                           (b) dies after retiring on any Allowance or after terminating service on or after August 23, 1984, with entitlement to a vested Allowance, but in either case before his Annuity Starting Date, or

                           (c) dies after he is credited with at least one Hour of Service with the Company on or after August 23, 1984 but prior to his Annuity Starting Date, there shall be payable to his Surviving Spouse a Qualified Preretirement Survivor Annuity as provided in Section 7.03 below.

                  7.02     Qualified Joint and Survivor Annuity

                           Provided an optional form of benefit as set forth in
                  Section 7.07 below is not elected pursuant to a Qualified Election within the 90-day period ending on the Annuity Starting Date, a married Member's Accrued Benefit will be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Member's Accrued Benefit will be paid in the form of an annuity for his lifetime.

                  7.03     Qualified Preretirement Survivor Annuity

                           (a) Provided that a Member and his or her Spouse have been married throughout the one-year period ending on his or her date of death and provided an optional form of benefit as set forth in Section 7.07 below has not been elected by a Member eligible to waive the Qualified Preretirement Survivor Annuity within the Election Period pursuant to a Qualified Election, if a Participant dies before the Annuity Starting Date, the Member's Accrued Benefit shall be payable as an annuity for the life of the Surviving Spouse in accordance with this Section 7.03.

                           (b) The Qualified Preretirement Survivor Annuity shall commence on what would have been the Member's Normal Retirement Date or, on the first day of the month following the death of the Member, if later, and shall cease with the last monthly payment prior to the death of the Spouse. However:

                                    (i)     if the Member dies in active service
                                            after having met the requirements
                                            for early retirement, after having
                                            completed twenty years of service,
                                            or after retiring early but before
                                            payments commence, the Spouse may
                                            elect to begin receiving payments as
                                            of the first day of the month
                                            following the Member's date of
                                            death; and

                                    (ii)    in the case of the death of any
                                            other Member, the Spouse may elect
                                            to begin receiving payments as of
                                            the first day of any month following
                                            what would have been the Member's
                                            Earliest Retirement Age which is his
                                            55th birthday.

                           (c)      Before reduction in accordance with
                                    Paragraph (d) below, the Qualified
                                    Preretirement Survivor Annuity shall be
                                    equal to:

                                    (i)      in the case of a Member who dies
                                             while in active service after
                                             having met the requirements for
                                             early retirement, after having
                                             completed twenty years of service,
                                             or after retiring early but before
                                             payments commence, the following
                                             per centum of a normal retirement
                                             Allowance computed as provided in
                                             Section 5.01(c) and 5.01(d) of the
                                             SEPCO Schedule on the basis of the
                                             deceased Member's Compensation and
                                             Credited Service prior to his
                                             death, provided that if the Spouse
                                             was born more than 60 months after
                                             the deceased Member, the Qualified
                                             Preretirement Survivor Annuity so
                                             determined shall be reduced by 1/6
                                             of 1% for each month in excess of
                                             60 by which her date of birth
                                             followed the deceased Member's date
                                             of birth.

               Age Member
           Would Have Been
           At Commencement                     Per Centum

                40 to 45                            40%
                    46                              41%
                    47                              42%
                    48                              43%
                    49                              44%
                    50                              45%
                    51                              46%
                    52                              47%
                    53                              48%
                    54                              49%
                55 or over                          50%

                                    (ii)    in the case of any other Member, 50%
                                            of the amount of vested Allowance to
                                            which the Member would have been
                                            entitled at his Normal Retirement
                                            Date, reduced as follows:

                                    -        reduction for a 50% joint and
                                             survivor annuity option (based on
                                             the Member's age and his Spouse's
                                             age had the Member survived to the
                                             date benefits commence), and

                                    -        reduction to reflect early
                                             commencement, if applicable, of
                                             payments in accordance with Section
                                             5.03(c) of the SEPCO Schedule.

                                    (iii)    If within the 90 day period prior
                                             to his Annuity Starting Date a
                                             Member has elected Option (ii)
                                             under Section 7.07 below naming his
                                             spouse as contingent annuitant, the
                                             amount payable to his spouse under
                                             this Section 7.03 as a Qualified
                                             Preretirement Survivor Annuity
                                             shall be the amount that would have
                                             been payable to his spouse under
                                             Option (ii) if such amount is
                                             greater than the amount of the
                                             Qualified Preretirement Survivor
                                             Annuity otherwise payable under
                                             subparagraphs (c)(i) or (c)(ii)
                                             above, as applicable.

                           (d) The Allowance subsequently payable to a Member whose Spouse would have been entitled to a Qualified Preretirement Survivor Annuity under this Section 7.03 had the Member's death occurred, or the Qualified Preretirement Survivor Annuity payable to his Spouse after his death, whichever is applicable, shall be reduced by the applicable percentage shown in the following table for the period, or periods, that the provisions of this Section 7.03 are in effect with respect to the Member. No such reduction shall be made with respect to:

                                    (i)      coverage during active employment,
                                             or

                                    (ii)     any period before the commencement
                                             of the election period specified in
                                             Paragraph (e) below.

                Annual Reduction for Spouse's coverage
                 after Retirement or Other Termination
                              of Service
            Age                                      Reduction

         Under 35                                        0%
          35 -39                                     2/10 of 1%
          40 -49                                     3/10 of 1%
          50 -54                                     4/10 of 1%
          55 -59                                     5/10 of 1%
        60 and over                                      1%

                           (e) The Retirement Committee shall furnish to each married Member within the one year period commencing on the date he terminates service a written explanation in non-technical language which describes (1) the terms and conditions of the Qualified Preretirement Survivor Annuity, (2) the Member's right to make, and the effect of, an election to waive the Qualified Preretirement Survivor Annuity, (3) the rights of the Member's Spouse and (4) the right to make, and the effect of, a revocation of such election.

                  7.04     Definitions

                           For purposes of this, Article 7, the following
definitions shall apply:

                           (a) The term "Election Period" shall mean the period which begins on the first day of the Plan Year in which a Member attains age 35 and ends on the date of the Member's death. If a Member separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to the Accrued Benefit as of the date of separation, the Election Period shall begin on the date of separation.

                           (b) The term "Earliest Retirement Age" shall mean the earliest date on which, under the SEPCO Schedule, the Member could elect to receive retirement benefits.

                           (c) The term "Qualified Election" shall mean waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity. Any waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall not be effective unless: (a) the Member's Spouse consents in writing to the election; (b) the election designates a contingent annuitant, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent); (c) the Spouse's consent acknowledges the effect of the election; and (d) the Spouse's consent is witnessed by a Plan representative designated by the Retirement Committee or notary public. Additionally, a Member's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Member without any further spousal consent). If it is established to the satisfaction of a the Retirement Committee that there is no Spouse or that the Spouse cannot be located, a waiver without spousal consent will be deemed a Qualified Election.

                                    Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Member without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish both of such rights. A revocation of a prior waiver may be made by a Member without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Member has received notice as provided in Section 7.05 below.

                  7.05     Notice Requirements

                           (a) In the case of a Qualified Joint and Survivor Annuity or a single life annuity, the Retirement Committee shall provide, no less than 30 days and no more than 90 days prior to the Annuity Starting Date, each Member with a written explanation of: (1) the terms and conditions of a Qualified Joint and Survivor Annuity or single life annuity; (2) the Member's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity or single life annuity form of benefit; (3) the rights of a Member's Spouse; and (4) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity or single life annuity.

                           (b) In the case of a Qualified Preretirement Survivor Annuity, the Retirement Committee shall provide each Member within the applicable period for such Member a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of Paragraph (a) above applicable to a Qualified Joint and Survivor Annuity or a single life annuity.

                                    The applicable period for a Member is
                                    whichever of the following periods ends
                                    last: (1) the period beginning with the
                                    first day of the Plan Year in which the
                                    Member attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Member attains age 35; (2) a reasonable period ending after the individual becomes a Member; (3) a reasonable period ending after the Member's Qualified Preretirement Survivor Annuity ceases to be fully subsidized; (4) a reasonable period ending after this Article first applies to the Member. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Member who separates from service before attaining age 35.

                                    For purposes of applying the preceding
                                    paragraph, a reasonable period ending after the enumerated events described in (2), (3) and (4) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Member who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Member thereafter returns to employment with the employer, the applicable period for such Member shall be redetermined.

                  7.06     Transitional Rules

                           Any living Member not receiving benefits on August
                  23, 1984, who would otherwise not receive the benefits prescribed by the previous Sections of this Article must be given the opportunity to elect to have the prior Sections of this Article apply if such Member is credited with at least one Hour of Service under this SEPCO Schedule or SEPCO Plan in a Plan Year beginning on or after January 1, 1976, and such Member is entitled to a vested Allowance.

                  7.07     Alternative Forms of Distribution

                           (a) Any Member may, subject to the election procedures applicable to Qualified Joint and Survivor Annuities and Qualified Preretirement Survivor Annuities, elect to convert his retirement Allowance into an optional benefit of Equivalent Actuarial Value determined as of the Annuity Starting Date, in accordance with one of the options named below:

                                    Option (i)  a  retirement  Allowance
                                                payable  for  the  Member's
                                                life, with no Allowance payable
                                                after his death; or

                                    Option (ii) a modified retirement
                                                Allowance payable during
                                                the Member's life with the
                                                provision that after his
                                                death either a 50%, 75% or
                                                a 100% joint and survivor
                                                annuity shall be paid
                                                during the life of, and to,
                                                the contingent annuitant
                                                nominated by him.

                           (b) The election of an optional form of benefit shall become effective as follows:

                                    (i)     If the Member retired on his Normal
                                            Retirement Date, or if he retires on
                                            an early retirement Allowance or a
                                            vested retirement Allowance deferred
                                            to commence on his Normal Retirement
                                            Date, the election shall become
                                            effective on his Normal Retirement
                                            Date.

                                    (ii)    If the Member retires on an early
                                            retirement Allowance commencing
                                            prior to his Normal Retirement Date,
                                            the election shall become effective
                                            on the due date of the first monthly
                                            installment.

                                    (iii)    If the Member continues in service
                                             as an Employee after his Normal
                                             Retirement Date and the notice of
                                             his election is received by the
                                             Retirement Committee prior to his
                                             Normal Retirement Date, election
                                             shall become effective on his
                                             Normal Retirement Date, or if the
                                             notice of the election is received
                                             by the Retirement Committee after
                                             the Member's Normal Retirement
                                             Date, the election shall become
                                             effective on the date it is
                                             received by the Retirement
                                             Committee. In the event of the
                                             death of a Member in service as an
                                             Employee on or after his Normal
                                             Retirement Date and after his
                                             election has become effective,
                                             payments of the benefit under the
                                             option shall commence on the first
                                             day of the month next following the
                                             month of death if the contingent
                                             annuitant designated under the
                                             option is then living; or, upon the
                                             retirement of such a Member, the
                                             amount under the option shall be
                                             payable to the Member, but no
                                             payments shall commence or accrue
                                             to him until the date of
                                             retirement.

                  7.08     Cash-Out of Annuity Benefits

                           (a) Although Allowances shall normally be payable in monthly installments, a lump sum payment of Equivalent Actuarial Value shall be made in lieu thereof if the present value of a Member's Allowance upon termination of employment is less than or equal to $3,500 (and if the present value of such Member's Allowance never exceeded $3,500) for distributions before January 1, 1998, or if the present value of a Member's Allowance upon termination of employment is less than or equal to $5,000 (and if the present value of such Member's Allowance never exceeded $5,000) for distributions on or after January 1, 1998. The lump sum payment shall be made as soon as practicable on or after the date the Member terminates employment. Notwithstanding the foregoing, if the present value of the Member's vested Allowance is zero, the Member shall be deemed to have received a distribution of such Member's Accrued Benefit.

                           (b) This Section 7.08(b) shall apply to all distributions from the Plan pursuant to the SEPCO Schedule and from annuity contracts purchased to provide benefits other than distributions described in Section 1.417-1T(e)(3) of the income tax regulations issued under the Retirement Equity Act of 1984. For purposes of determining whether the present value of (A) a Member's vested accrued benefit; (B) a qualified joint and survivor annuity, within the meaning of
                                    Section 417(b) of the Code; or (C) a
                                    qualified preretirement survivor annuity within the meaning of Section 417(c)(1) of the Code exceeds $3,500 for distributions before January 1, 1998, or $5,000 for distributions on or after January 1, 1998, the present value of such benefits or annuities shall be calculated by using an interest rate no greater than the Applicable Interest Rate and in no event shall the present value of any such benefit or annuity determined under this Section 7.08(b) be less than the present value of such benefits or annuities determined using the Applicable Interest Rate. "Applicable Interest Rate" for this purpose shall be calculated by using the annual rate of interest on 30-year Treasury securities for the month of November in the Plan Year which precedes the Plan Year in which such present value is determined and by using the prevailing commissioners' standard table used to determine reserves for group annuity contracts as in effect on the date as of which the present value is being determined. In no event shall the amount of any benefit or annuity determined under this Section 7.08(b) exceed the maximum benefit permitted under Section 415 of the Code.

                  7.09     Commencement of Benefits

                           An Allowance under this SEPCO Schedule shall be paid
                  in accordance with Section 5.9 of the Plan.

                  7.10     Requirement for Direct Rollovers

                           An Allowance paid in a lump sum shall be subject to
Section 8.7 of the Plan.

                      ARTICLE 8 - RETIREE MEDICAL BENEFITS

                  8.01     Definitions.

                           The following words and phraseology as used herein
                  shall have the following meanings unless a different meaning is plainly required by the context:

                           (a) "Pensioned Employee" means effective September 15, 1993, a Member who retires and is receiving a distribution from the SEPCO Plan pursuant to Sections 5.01 and 5.02 of the SEPCO Schedule or a retired Member who is entitled to receive a distribution under the Plan pursuant to Sections 5.01 or 5.02 of the SEPCO Schedule after retirement will be eligible for reimbursement or payment of covered medical expenses, as hereinafter described, provided the Member (1) was covered by the Georgia Power Company Medical Benefits Plan immediately before retirement;
                                    (2) is not eligible as a spouse or dependent or otherwise for coverage under the Georgia Power Company Medical Benefits Plan; and (3) continues to satisfy the eligibility requirements applicable to retired employees as set forth in the provisions of the Georgia Power Company Medical Benefits Plan, which is attached hereto as Exhibit A and incorporated herein by reference and may be changed in accordance with the terms of the Georgia Power Company Medical Benefits Plan. Notwithstanding the foregoing, a former employee who was a "key employee" as defined in the Plan on the date of his retirement shall not be eligible to receive any benefits under this Article 8.

                           (b)      "Dependents" means the spouses and
                                    dependents of retired Members who are
                                    eligible for reimbursement or payment of covered medical expenses pursuant to paragraph (a) and who were covered under the Georgia Power Company Medical Benefits Plan immediately prior to the Member's retirement are also eligible for reimbursement or payment of covered medical expenses to the extent, if any, provided in the Georgia Power Company Medical Benefits Plan, a copy of which is attached as Exhibit A. Notwithstanding the foregoing, a spouse or dependent who is eligible for coverage under the "active employee" portion of the Georgia Power Company Medical Benefits Plan shall not be eligible for reimbursement of medical expenses or payment of premiums hereunder.

                           (c) "Qualified Transfer" means a transfer of Excess Pension Assets of the Plan to a Health Benefits Account after December 31, 1990, but before December 31, 2000, which satisfies the requirements set forth in paragraphs (1) through (6) below.

                                    (1)      No more than 1 transfer per Plan
                                             Year may be treated as a Qualified
                                             Transfer.

                                    (2)      The amount of Excess Pension Assets
                                             which may be transferred in a
                                             Qualified Transfer shall not exceed
                                             a reasonable estimate of the amount
                                             the Company will pay (directly or
                                             through reimbursement) out of the
                                             Health Benefits Accounts for
                                             Qualified Current Retiree Health
                                             Liabilities during the Plan Year of
                                             the transfer.

                                    (3)(A)   Any assets transferred to a
                                             Health Benefits Account in a
                                             Qualified Transfer (and any income
                                             allocated thereto) shall only be
                                             used to pay Qualified Current
                                             Retiree Health Liabilities (whether
                                             directly or through reimbursement).

                                    (B)      Any assets transferred to a Health
                                             Benefits Account in a Qualified
                                             Transfer (and any income allocable
                                             thereto) which are not used as
                                             provided in Section 8.01(c)(3)(A)
                                             above shall be transferred from the
                                             Health Benefits Account back to the
                                             Plan.

                                    (C)      For purposes of this Section
                                             8.01(c)(3), any amount transferred
                                             from a Health Benefits Account
                                             shall be treated as paid first out
                                             of the assets and income described
                                             in Section 8.01(c) (3)(A) above.

                                    (4)     The Accrued Benefit of any Pensioned
                                            Employee or Dependent under the
                                            SEPCO Schedule shall become
                                            nonforfeitable in the same manner
                                            which would be required if the Plan
                                            had terminated immediately before
                                            the Qualified Transfer (or in the
                                            case of a Pensioned Employee who
                                            terminated service during the 1 year
                                            period ending on the date of the
                                            Qualified Transfer, immediately
                                            before such termination).

                                    (5)     Effective for Qualified Transfers
                                            occurring on or before December 8,
                                            1994, the Applicable Company Cost
                                            for each Plan Year during the Cost
                                            Maintenance Period shall not be less
                                            than the higher of the Applicable
                                            Company Cost for each of the two
                                            Plan Years immediately preceding the
                                            Plan Year of the Qualified Transfer.
                                            Effective for Qualified Transfers
                                            occurring after December 8, 1994,
                                            the medical benefits plan set forth
                                            in Exhibit A shall provide that the
                                            Applicable Health Benefits provided
                                            by the Company during each Plan Year
                                            during the Benefit Maintenance
                                            Period shall be substantially the
                                            same as the Applicable Health
                                            Benefits provided by the Company
                                            during the Plan Year immediately
                                            preceding the Plan Year of the
                                            Qualified Transfer. Notwithstanding
                                            any other provision to the contrary
                                            in this Section 8.01(c)(5), the
                                            Company may elect at any time during
                                            the Plan Year to have this Section
                                            8.01(c)(5) applied separately with
                                            respect to Pensioned Employees
                                            eligible for benefits under Title
                                            XVIII of the Social Security Act and
                                            with respect to Pensioned Employees
                                            which are not so eligible.

                                    (6)     For purposes of this Section
                                            8.01(c), the following words and
                                            phraseology shall have the following
                                            meanings unless a different meaning
                                            is plainly required by the context:

                                    (A)      "Applicable Company Cost" means,
                                             with respect to any Plan Year, the
                                             amount determined by dividing

                                    (i)      the Qualified Current Retiree
                                             Health Liabilities of the Company
                                             for such Plan Year determined (I)
                                             without regard to any reduction
                                             under Section 8.01(c)(6)(G), and
                                             (II) in the case of a Plan Year in
                                             which there was no Qualified
                                             Transfer in the same manner as if
                                             there had been such a transfer at
                                             the end of the Plan Year, by

                                    (ii)     the number of individuals to whom
                                             coverage for Applicable Health
                                             Benefits was provided during such
                                             Plan Year.

                                    (B)      "Applicable Health Benefits" means
                                             health benefits or coverage which
                                             are provided to Pensioned Employees
                                             who immediately before the
                                             Qualified Transfer are eligible to
                                             receive such benefits and their
                                             Dependents.

                                    (C)      "Benefit Maintenance Period" means
                                             the period of five (5) Plan Years
                                             beginning with the Plan Year in
                                             which the Qualified Transfers
                                             occurs.

                                    (D)      "Cost Maintenance Period" means the
                                             period of five (5) Plan Years
                                             beginning with the taxable year in
                                             which the Qualified Transfer
                                             occurs. If a Plan Year is in two
                                             (2) or more overlapping Cost
                                             Maintenance periods, this Section
                                             8.01(c)(6)(D) shall be applied by
                                             taking into account the highest
                                             Applicable Company Cost required to
                                             be provided under Section
                                             8.01(c)(6)(A) above for such Plan
                                             Year.

                                    (E)      "Excess Pension Assets" means the
                                             excess, if any, of

                                    (i)      the amount determined under Code
                                             Section 412(c)(7)(A)(ii), over

                                    (ii)     the greater of: (I) the amount
                                             determined under Code Section
                                             412(c)(7)(A)(i), or (II) 125
                                             percent of current liability (as
                                             defined in Code Section
                                             412(c)(7)(B)).

                                             The determination under
                                             this paragraph shall be
                                             made as of the most recent
                                             valuation date of the Plan
                                             preceding the Qualified
                                             Transfer.

                                    (F)      "Health Benefits Account" means an
                                             account established and maintained
                                             under Code Section 401(h).

                                    (G)      "Qualified Current Retiree Health
                                             Liabilities" means, with respect to
                                             any Plan Year, the aggregate
                                             amounts, including administrative
                                             expenses, which would have been
                                             allowable as a deduction to the
                                             Company for payment of Applicable
                                             Health Benefits provided during the
                                             Plan Year assuming such Applicable
                                             Health Benefits were provided
                                             directly by the Company and the
                                             Company used the cash receipts and
                                             disbursements method of accounting.
                                             For purposes of the preceding
                                             sentence, the rule of Code Section
                                             419(c)(3)(B) shall apply.

                                             Effective for Qualified
                                             Transfers occurring on or
                                             before December 8, 1994,
                                             the amount determined in
                                             the paragraph above shall
                                             be reduced by any amount
                                             previously contributed to a
                                             Health Benefits Account or
                                             welfare benefit fund, as
                                             defined in Code Section
                                             419(e)(1), to pay for the
                                             Qualified Current Retiree
                                             Health Liabilities.
                                             Effective for Qualified
                                             Transfers occurring after
                                             December 8, 1994, the
                                             amount determined under the
                                             preceding paragraph shall
                                             be reduced by the amount
                                             which bears the same ratio
                                             to such amount as the value
                                             (as of the close of the
                                             Plan Year preceding the
                                             year of the Qualified
                                             Transfer) of the assets in
                                             all Health Benefits
                                             Accounts or welfare benefit
                                             funds, as defined in Code
                                             Section 419(e)(1), set
                                             aside to pay the Qualified
                                             Current Retiree Health
                                             Liability, bears to the
                                             present value of the
                                             Qualified Current Retiree
                                             Health Liabilities for all
                                             Plan Years determined
                                             without regard to this
                                             paragraph.

                           (d) "Georgia Power Medical Benefits Plan" means that Plan or any successor thereto.

                  8.02     Medical Benefits

                           Medical benefits under the Plan shall be provided
                  through the Georgia Power Company Medical Benefits Plan by the payment of premiums thereunder, or through reimbursement to the Company for its payment to Pensioned Employees or their Dependents of medical expenses in accordance with the terms and conditions of the Georgia Power Company Medical Benefits Plan attached hereto as Exhibit A. Medical benefits shall be provided under the Plan only to the extent there are sufficient funds to provide such benefits. In no event shall any benefits be paid under the Plan to the extent the same benefits are payable under any other plan, program or arrangement of the Company. The Retirement Committee may establish claims procedures and administrative rules relating to the provision of medical benefits hereunder to the extent that the claims procedures and administrative rules under the applicable group medical plan do not apply.

                  8.03     Termination of Coverage.

                           (a) Coverage of any Pensioned Employee shall cease as follows:

                                    (1)      when this Article 8 is amended,
                                             terminated, or discontinued in
                                             accordance with its terms; or

                                    (2)      when the Pensioned Employee fails
                                             to make when due any required
                                             contribution; or

                                    (3)     as otherwise provided in Exhibit A.

                           (b) Coverage of any Dependent shall cease as follows:

                                    (1)      when this Article 8 is amended,
                                             terminated, or discontinued in
                                             accordance with its terms; or

                                    (2)      when the Pensioned Employee fails
                                             to make when due any required
                                             contribution; or

                                    (3)     as otherwise provided in Exhibit A.

         8.04 Contributions or Qualified Transfers to Fund Medical Benefits.

                           (a) Any contributions which the Company deems necessary to provide the medical benefits under Article 8 will be made from time to time by or on behalf of the Company, and contributions shall be required of the Pensioned Employees to the Company's medical benefit plan in amounts determined in the sole discretion of the Company from time to time. All Company contributions shall be made to the Trustee and shall be allocated to a separate account maintained solely to fund the medical benefits provided under this Article 8. The Company shall designate that portion of any contribution to the plan allocable to the funding of medical benefits under this Article 8. In the event that a Pensioned Employee's interest in an account, or his Dependents', maintained pursuant to this Article 8 is forfeited prior to termination of the plan, the forfeited amount shall be applied as soon as possible to reduce Company contributions made under this Article 8. In no event at any time prior to the satisfaction of all liabilities under this Article 8 shall any part of the corpus or income of such separate account be used for, or diverted to, purposes other than for the exclusive purpose of providing benefits under this Article 8.

                                    The amount of contributions to be made by or on behalf of the Company for any Plan Year, if any, shall be reasonable and ascertainable and shall be determined in accordance with any generally accepted actuarial method which is reasonable in view of the provisions and coverage of this
                                    Article 8, the funding medium, and any other applicable considerations. However, the Company is under no obligation to make any contributions under this Article 8 after
                                    Article 8 is terminated, except to fund
                                    claims for medical expenses incurred prior to the date of termination.

                                    The medical benefits provided under this
                                    Article 8, when added to any life insurance protection provided under the Plan, shall be subordinate to the retirement benefits provided under the Plan.

                                    Anything in the Plan and SEPCO Schedule to the contrary notwithstanding, the aggregate amount of the actual contributions made pursuant to this Article 8 may not exceed 25% of the total actual contributions to the Plan for all benefits under the Plan (exclusive of contributions that may be made to fund past service credits) on and after September 15, 1993.

                           (b) Effective September 15, 1993, the Company shall have the right, in its sole discretion, to make a Qualified Transfer of all or a portion of any Excess Pension Assets contributed to fund Retirement Income or Allowance under the Plan to the Health Benefits Accounts to fund medical benefits under this Article 8.

                  8.05     Pensioned Employee Contributions.

                           It shall be the sole responsibility of the Pensioned
                  Employee to notify the Company promptly in writing when a change in the amount of the Pensioned Employee's contribution is in order because a Dependent has become ineligible for coverage under this Article 8. No person shall become covered under this Article 8 for whom the Pensioned Employee has not made the required contribution. Any contribution paid by a Pensioned Employee for any person after such person shall have become ineligible for coverage under this Article 8 shall be returned upon written request but only provided such written request by or on behalf of the Pensioned Employee is received by the Company within ninety (90) days from the date coverage terminates with respect to such ineligible person.

                  8.06     Amendment of Article 8.

                           The Board of Directors reserves the right to amend
                  Article 8 (including Exhibit A) without the consent of any Pensioned Employee, or his Dependents, provided, however, that no amendment of this Article or the Trust shall cancel the payment or reimbursement of expenses for claims already incurred by a Pensioned Employee or his Dependent prior to the date of any amendment, nor shall any such amendment increase the duties and obligations of the Trustee except with its consent. This Article 8, as set forth in the SEPCO Schedule, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or his Dependents. The Board of Directors makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the Plan and SEPCO Schedule or under the terms of any other employee benefit plan maintained by the Company shall not confer upon any Pensioned Employee or Dependents any right to continued benefits under this Article 8.

                  8.07     Termination of Article 8.

                           Although it is the intention of the Board of
                  Directors that this Article shall be continued and the contribution shall be made regularly thereto each year, the Board of Directors may terminate this Article 8 or permanently discontinue contributions at any time in its sole discretion. This Article 8, as set forth in the SEPCO Schedule, is not a contract and non-contributory benefits hereunder are provided gratuitously, without consideration from any Pensioned Employee or his Dependents. The Board of Directors makes no promise to continue these benefits in the future and rights to future benefits will never vest. In particular, retirement or the fulfillment of the prerequisites for a retirement benefit pursuant to the terms of the SEPCO Schedule or under the terms of any other employee benefit Plan maintained by the Company shall not confer upon any Pensioned Employee or his Dependents any right to continued benefits under this Article 8.

                  8.08 Reversion of Assets upon Termination. Upon the termination of this Article 8 and the satisfaction of all liabilities under this Article 8, all remaining assets in the separate account described in this Article 8 shall be returned to the Company in accordance with the terms of the Fund.


         IN WITNESS WHEREOF, Southern Company Services, Inc. through its duly authorized officer, has adopted this First Amendment to The Southern Company Pension Plan this ____ day of _________________, 1997, to be effective as stated herein.



                                        SOUTHERN COMPANY SERVICES, INC.


                                        By: ____________________________

                                        Title:__________________________

ATTEST:


By:  _________________

Title:________________